Supplement dated September 3, 2014
to the Classes A and P Shares Prospectus
for Principal Funds, Inc.
dated June 3, 2014

(As supplemented on June 16, 2014)

This supplement updates information currently in the Prospectus. Retain this supplement with the Prospectus.

LARGECAP GROWTH FUND I

Delete all references in the Prospectus to the LargeCap Growth Fund I.

MIDCAP VALUE FUND III

Delete all references in the Prospectus to the MidCap Value Fund III.